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                                                                    Exhibit 10.6

                            CFM TECHNOLOGIES, INC.

                             1995 INCENTIVE PLAN



                                   ARTICLE I

                                    PURPOSE


          The purpose of the 1995 Incentive Plan (the "Plan") is to enable CFM Technologies, Inc. (the "Company") to offer employees of and consultants to the Company and its Subsidiaries equity interests in the Company, options to acquire equity interest in the Company, and other incentive awards, thereby attracting, retaining and rewarding such persons, and strengthening the mutuality of interests between such persons and the Company's shareholders.


                                  ARTICLE II

                                  DEFINITIONS


          For purposes of the Plan, the following terms shall have the following meanings:

          2.1    "Award" shall mean an award under the Plan of a Stock Option or
                  -----
Restricted Stock.

          2.2    "Board" shall mean the Board of Directors of the Company.
                  -----

          2.3    "Change of Control" shall mean the occurrence of any one of the
                  -----------------
following: (i) the Company enters into an agreement of reorganization, merger or consolidation pursuant to which the Company or a Subsidiary is not the surviving corporation, (ii) the Company sells substantially all its assets to a purchaser other than a Subsidiary, or (iii) shares of stock of the Company representing in excess of 30% of the total combined voting power of all outstanding classes of stock of the Company are acquired, in one transaction or a series of transactions, by a single purchaser or group of related purchasers.

          2.4    "Code" shall mean the Internal Revenue Code of 1986, as
                  ----
amended.
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          2.5    "Committee" shall mean the Executive Compensation and Stock
                  ---------
Option Committee of the Board, consisting of two or more members of the Board, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

          2.6    "Common Stock" shall mean the Common Stock, no par value per
                  ------------
share, of the Company.

          2.7    "Disability" shall mean a disability that results in a
                  ----------
Participant's Termination of Employment with the Company or a Subsidiary, as determined pursuant to standard Company procedures.

          2.8    "Fair Market Value" for purposes of the Plan, unless otherwise
                  -----------------
required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the average of the high and low sales prices of a share of Common Stock as reported on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if not listed or traded on any such exchange, The Nasdaq Stock Market ("Nasdaq"), or, if such sales prices are not available, the average of the bid and asked prices per share reported on Nasdaq, or, if such quotations are not available, the fair market value as determined by the Board, which determination shall be conclusive.

          2.9    "Incentive Stock Option" shall mean any Stock Option awarded
                  ----------------------
under the Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

          2.10   "Non-Qualified Stock Option" shall mean any Stock Option
                  --------------------------
granted under the Plan that is not an Incentive Stock Option.

          2.11   "Participant" shall mean an employee or consultant to whom an
                  -----------
Award has been granted.

          2.12   "Restricted Stock" shall mean an Award granted pursuant to
                  ----------------
Article VII of the Plan that is subject to forfeiture if the Participant ceases to be an employee during a specified Restriction Period.

          2.13   "Restriction Period" shall have the meaning set forth in
                  ------------------
Section 7.2(c).

          2.14   "Stock Option" or "Option" shall mean any option to purchase
                  ------------      ------
shares of Common Stock granted pursuant to Article VI of the Plan.

                                       2
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          2.15   "Subsidiary" shall mean any subsidiary of the Company, 80% or
                  ----------
more of the voting stock of which is owned, directly or indirectly, by the Company.

          2.16   "Termination of Employment" shall mean a termination of
                  -------------------------
employment or a consulting arrangement with the Company and all of its Subsidiaries for reasons other than a military or personal leave of absence granted by the Company or any Subsidiary.


                                  ARTICLE III

                                ADMINISTRATION


          3.1    The Committee. The Plan shall be administered and interpreted
                 -------------
by the Committee.

          3.2    Awards. The Committee shall have full authority to grant,
                 ------
pursuant to the terms of the Plan, Stock Options and Restricted Stock to persons eligible under Article V. In particular, the Committee shall have the authority:

                 (a) to select the persons to whom Stock Options and Restricted Stock may from time to time be granted;

                 (b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options and Restricted Stock, or any combination thereof, are to be granted to one or more persons eligible to receive Awards under Article V;

                 (c) to determine the number of shares of Common Stock to be covered by each Award granted hereunder; and

                 (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the option price, the option term, and provisions relating to any restriction or limitation, any vesting schedule or acceleration, or any forfeiture restrictions or waiver of the Award).

          3.3    Guidelines. Subject to Article VIII hereof, the Committee
                 ----------
shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Award granted under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it shall deem necessary to carry the Plan into effect. Notwithstanding the foregoing, no action of the Committee under this Section 3.3 shall impair the rights of any Participant without the Participant's consent, unless otherwise required by law.

          3.4    Decisions Final. Any decision, interpretation or other action
                 ---------------
made or taken in good faith by the Committee arising out of or in connection with the Plan shall be final, binding and conclusive on the Company, all Participants and their respective heirs, executors, administrators, successors and assigns.


                                  ARTICLE IV

                               SHARE LIMITATION


          4.1    Shares. The maximum aggregate number of shares of Common Stock
                 ------
that may be issued under the Plan is 400,000 (subject to any increase or decrease pursuant to Section 4.3), which may be either authorized and unissued shares of Common Stock or issued Common Stock reacquired by the Company. If any Option granted under the Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the number of unpurchased shares shall again be available for the purposes of the Plan. Further, if any shares of Restricted Stock are forfeited, the shares subject to such Award, to the extent of such forfeiture, shall again be available under the Plan.

          4.2    Individual Limit. No employee or consultant may be granted
                 ----------------
Awards covering more than 50,000 shares of Common Stock (subject to increase or decrease pursuant to Section 4.3) during any calendar year.

          4.3    Changes. In the event of any merger, reorganization,
                 -------
consolidation, recapitalization, dividend (other than a regular cash dividend), stock split, or other change in corporate structure affecting the Common Stock, such substitution or adjustment shall be made in the maximum aggregate number of shares which may be issued under the Plan, the maximum number of shares with respect to which Awards may be granted to any individual during any year, the number and option price of shares subject to outstanding Options, and the number of shares subject to other outstanding Awards, as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any Award shall always be a whole number.

                                       4
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                                   ARTICLE V

                                  ELIGIBILITY


          All officers and other employees of the Company and its Subsidiaries are eligible to be granted Incentive Stock Options, Non-Qualified Stock Options and Restricted Stock under the Plan. A Director who is an employee of the Company or a Subsidiary shall be eligible to receive Awards pursuant to this
Article V. Consultants to the Company and its Subsidiaries are eligible to be granted Non-Qualified Stock Options under this Plan.


                                  ARTICLE VI

                                 STOCK OPTIONS


          6.1    Options. Each Stock Option granted under the Plan shall be
                 -------
either an Incentive Stock Option or a Non-Qualified Stock Option.

          6.2    Grants. The Committee shall have the authority to grant to any
                 ------
person eligible under Article V one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify as an Incentive Stock Option shall constitute a separate Non-Qualified Stock Option.

          6.3    Incentive Stock Options. Anything in the Plan to the contrary
                 -----------------------
notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422.

          6.4    Terms of Options. Options granted under the Plan shall be
                 ----------------
subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                 (a)  Stock Option Contract. Each Stock Option shall be
                      ---------------------
evidenced by, and subject to the terms of, a Stock Option Contract executed by the Company and the Participant. The

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Stock Option Contract shall specify whether the Option is an Incentive Stock
Option or a Non-Qualified Stock Option, the number of shares of Common Stock subject to the Stock Option, the option price, the option term, and the other terms and conditions applicable to the Stock Option.

                 (b)  Option Price. Subject to subsection (l) below, the option
                      ------------
price per share of Common Stock purchasable upon exercise of a Stock Option shall be determined by the Committee at the time of grant, but shall be not less than 100% of the Fair Market Value of the Common Stock on the date of grant if the Stock Option is intended to be an Incentive Stock Option. The Committee may, in its discretion, grant Non-Qualified Options at an option price per share which is below the Fair Market Value of the Common Stock on the date of grant.

                 (c)  Option Term. Subject to subsection (l) below, the term of
                      -----------
each Stock Option shall be fixed by the Committee at the time of grant, but no Stock Option shall be exercisable more than ten years after the date it is granted.

                 (d)  Exercisability. Stock Options shall be exercisable at
                      --------------
such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that the Committee may waive any installment exercise or waiting period provisions, in whole or in part, at any time after the date of grant, based on such factors as the Committee shall deem appropriate in its sole discretion.

                 (e)  Method of Exercise. Subject to such installment exercise
                      ------------------
and waiting period provisions as may be imposed by the Committee, Stock Options may be exercised in whole or in part at any time during the option term by delivering to the Company written notice of exercise specifying the number of shares of Common Stock to be purchased and the option price therefor. The notice of exercise shall be accompanied by payment in full of the option price and, if requested, by the representation described in Section 10.2. Payment of the option price may be made (i) in cash or by check payable to the Company, (ii) to the extent determined by the Committee on or after the date of grant, in shares of Common Stock duly owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) or (iii) by reduction in the number of shares of Common Stock issuable upon such exercise, based, in each case, on the Fair Market Value of the Common Stock on the last trading date preceding the date of exercise. Upon payment in full of the option price and satisfaction of the other conditions provided herein, a stock certificate representing the number of shares of Common Stock to which the Participant is entitled shall be issued and delivered to the Participant.

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                 (f)  Death. Unless otherwise determined by the Committee on
                      -----
or after the date of grant, in the event of a Participant's Termination of Employment by reason of death, any Stock Option held by such Participant which was exercisable on the date of death may thereafter be exercised by the legal representative of the Participant's estate until the earlier of one year after the date of death or the expiration of the stated term of such Stock Option, and any Stock Option not exercisable on the date of death shall be forfeited.

                 (g)  Disability. Unless otherwise determined by the Committee
                      ----------
on or after the date of grant, in the event of a Participant's Termination of Employment by reason of Disability, any Stock Option held by such Participant which was exercisable on the date of such Termination of Employment may thereafter be exercised by the Participant until the earlier of one year after such date or the expiration of the stated term of such Stock Option, and any Stock Option not exercisable on the date of such Termination of Employment shall become fully exercisable on such date. If the Participant dies during such one-year period, any unexercised Stock Options held by the Participant at the time of death may thereafter be exercised by the legal representative of the Participant's estate until the earlier of one year after the date of the Participant's death or the expiration of the option term of such Stock Option. If an Incentive Stock Option is exercised after the expiration of the exercise period that applies for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

                 (h)  Termination of Employment. Unless otherwise determined
                      -------------------------
by the Committee on or after the date of grant, in the event of a Participant's Termination of Employment by reason of retirement, all Stock Options held by such Participant which were exercisable on the date of such Termination of Employment may thereafter be exercised by the Participant until the earlier of one year after such date or the expiration of the option term of such Stock Options. Unless otherwise determined by the Committee on or after the date of grant, in the event of a Participant's Termination of Employment for any reason other than retirement, death or Disability, all Stock Options held by such Participant which were exercisable on the date of such Termination of Employment may thereafter be exercised by the Participant until the earlier of 90 days after such date or the expiration of the option term of such Stock Options.

                 (i)  Change of Control. In the event of a Change of Control,
                      -----------------
all outstanding Stock Options shall immediately become fully exercisable, and upon payment by the Participant of the option price (and, if requested, delivery of the representation described in Section 10.2), a stock certificate

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representing the Common Stock covered thereby shall be issued and delivered to the Participant.

                 (j)  Non-Transferability of Options.  No Stock Option shall be
                      ------------------------------
transferrable by the Participant otherwise than by will or by the laws of descent and distribution, to the extent consistent with the terms of the Plan and the Option, and all Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant.

                 (k)  Incentive Stock Option Limitations. To the extent that the
                      ----------------------------------
aggregate Fair Market Value (determined as of the date of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other stock option plan of the Company or any subsidiary or parent corporation (within the meaning of Section 424 of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options.

                 Should the foregoing provisions not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the shareholders of the Company.

                 (l)  Ten-Percent Shareholder Rule. Notwithstanding any other
                      ----------------------------
provision of the Plan to the contrary, no Incentive Stock Option shall be granted to any person who, immediately prior to the grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation (within the meaning of Section 424 of the Code), unless the option price is at least 110% of the Fair Market Value of the Common Stock on the date of grant and the Option, by its terms, expires no later than five years after the date of grant.

          6.5    Rights as Shareholder. A Participant shall not be deemed to be
                 ---------------------
the holder of Common Stock, or to have any of the rights of a holder of Common Stock, with respect to shares subject to the Option, unless and until the Option is exercised and a stock certificate representing such shares of Common Stock is issued to the Participant.

                                  ARTICLE VII

                               RESTRICTED STOCK


          7.1    Awards of Restricted Stock. The Committee shall determine the
                 --------------------------
eligible employees to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and the other terms and conditions of the Awards in addition to those set forth in
Section 7.2.

          7.2    Terms and Conditions. Restricted Stock shall be subject to the
                 --------------------
following terms and conditions and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                 (a)  Restricted Stock Agreement. Each Restricted Stock Award
                      --------------------------
shall be evidenced by, and subject to the terms of, a Restricted Stock Agreement executed by the Company and the Participant. The Restricted Stock Agreement shall specify the number of shares of Common Stock subject to the Award, the time or times within which such Restricted Stock is subject to forfeiture and the other terms, conditions and restrictions applicable to such Award.

                 (b)  Stock Certificate. When the restrictions applicable to a
                      -----------------
Restricted Stock Award, or any portion thereof, lapse, a stock certificate representing the number of shares of Common Stock covered by such Restricted Stock Award, or portion thereof, shall be issued and delivered to the Participant. A Participant shall not be deemed to be the holder of Common Stock, or to have any of the rights of a holder of Common Stock, with respect to shares of Restricted Stock subject to the Award, unless and until the forfeiture restrictions lapse and a stock certificate representing such shares of Common Stock is issued to the Participant.

                 (c)  Restriction Period. Subject to the provisions of the
                      ------------------
Plan and the Restricted Stock Agreement, shares of Restricted Stock will be forfeited to the Company if the Participant ceases to be an employee of the Company and all Subsidiaries during a period (not to exceed five years) set by the Committee commencing with the date of such Award (the "Restriction Period"). Subject to the provisions of the Plan, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may waive such restrictions, in whole or in part, at any time, based on such factors as the Committee shall deem appropriate in its sole discretion.

                 (d)  Death or Disability. Unless otherwise determined by the
                      -------------------
Committee on or after the date of the Award, upon the death or Disability of a Participant during the Restriction Period, restrictions will lapse with respect to a percentage of the Restricted Stock Award granted to the Participant that is equal to the percentage of the Restriction

Period that has elapsed as of the date of the Participant's Termination of Employment, and a stock certificate representing such shares of Common Stock shall be issued and delivered to the Participant or the Participant's estate, as the case may be.

                 (e)  Change of Control. In the event of a Change of Control,
                      -----------------
all Restricted Stock remaining subject to forfeiture shall immediately cease to be subject to forfeiture and a stock certificate representing such shares of Common Stock shall be issued and delivered to the Participant.


                                 ARTICLE VIII

                           TERMINATION OR AMENDMENT


          8.1    Termination or Amendment of Plan. The Committee may at any
                 --------------------------------
time amend, discontinue or terminate the Plan or any part thereof (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article X); provided, however, that, unless otherwise required by law, the rights of a Participant with respect to Awards granted prior to such amendment, discontinuance or termination may not be impaired without the consent of such Participant and, provided further that, without the approval of the Company's shareholders, no amendment may be made that would (i) materially increase the number of shares of Common Stock that may be issued under the Plan (except by operation of Section 4.3); (ii) materially modify the requirements as to eligibility to participate in the Plan; or (iii) materially increase the benefits accruing to Participants.

          8.2    Amendment of Options. The Committee may amend the terms of any
                 --------------------
Award previously granted, prospectively or retroactively, but, subject to
Article IV, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options having higher option prices.


                                  ARTICLE IX

                                 UNFUNDED PLAN


          The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payment not yet made to a Participant by the Company, nothing contained herein

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shall give any such Participant any rights that are greater than those of a general creditor of the Company.


                                   ARTICLE X

                              GENERAL PROVISIONS


          10.1   Nonassignment. Except as otherwise provided in the Plan, any
                 -------------
Award granted hereunder and the rights and privileges conferred thereby shall not be sold, transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of an Award, right or privilege contrary to the provisions hereof, or upon the levy of any attachment or similar process thereon, such Award and the rights and privileges conferred hereby shall immediately terminate and the Award shall immediately be forfeited to the Company.

          10.2   Legend. The Committee may require each person acquiring shares
                 ------
pursuant to an Award to represent to the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. The stock certificates representing such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

          All certificates representing shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or stock market upon which the Common Stock is then listed or traded, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          10.3   Other Plans. Nothing contained in the Plan shall prevent the
                 -----------
Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

          10.4   No Right to Employment. Neither the Plan nor the grant of any
                 ----------------------
Award hereunder shall give any Participant or other employee any right with respect to continuance of employment by the Company or any Subsidiary, nor shall the Plan impose any limitation on the right of the Company or any Subsidiary by which a Participant is employed to terminate such Participant's employment at any time.

          10.5   Withholding of Taxes. The Company shall have the right to
                 --------------------
reduce the number of shares of Common Stock otherwise deliverable pursuant to the Plan by an amount that would have a Fair Market Value equal to the amount of all Federal, state and local taxes required to be withheld, or to deduct the amount of such taxes from any cash payment otherwise to be made to the Participant. In connection with such withholding, the Committee may make such arrangements as are consistent with the Plan as it may deem appropriate.

          10.6   Listing and Other Conditions.
                 ----------------------------

                 (a) If the Common Stock is listed on a national securities exchange or the Nasdaq Stock Market, the issuance of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or Nasdaq. The Company shall have no obligation to issue any shares of Common Stock unless and until such shares are so listed, and the right to exercise any Option or vest in any Restricted Stock shall be suspended until such listing has been effected.

                 (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option or vest in any Restricted Stock shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or shall not result in the imposition of excise taxes.

                 (c)  Upon termination of any period of suspension under this
Section 10.6, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

          10.7   Governing Law. The Plan and actions taken in connection
                 -------------
herewith shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania.

          10.8   Construction. Wherever any words are used in the Plan in the
                 ------------
masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

          10.9   Liability of the Board and the Committee. No member of the
                 ----------------------------------------
Board or the Committee nor any employee of the Company or any of its subsidiaries shall be liable for any act or action hereunder, whether of omission or commission, by any other member or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated or, except in circumstances involving bad faith, gross negligence or fraud, for anything done or omitted to be done by himself.

          10.10  Other Benefits. No payment pursuant to an Award shall be
                 --------------
deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary nor affect any benefits under any other benefit plan now or hereafter in effect under which the availability or amount of benefits is related to the level of compensation.

          10.11  Costs. The Company shall bear all expenses incurred in
                 -----
administering the Plan, including expenses related to the issuance of Common Stock pursuant to Awards.

          10.12  Severability. If any part of the Plan shall be determined to
                 ------------
be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of the Plan which shall continue in full force and effect.

          10.13  Successors. The Plan shall be binding upon and inure to the
                 ----------
benefit of any successor or successors of the Company.

          10.14  Headings. Article and section headings contained in the Plan
                 --------
are included for convenience only and are not to be used in construing or interpreting the Plan.


                                  ARTICLE XI

                                 TERM OF PLAN


          11.1   Effective Date. The Plan shall be effective as of the date of
                 --------------
its approval by the Company's shareholders.

          11.2   Termination Date. Unless sooner terminated, the Plan shall
                 ----------------
terminate ten years after it is adopted by the Board and no Awards may be granted thereafter. Termination of the Plan shall not affect Awards granted before such date.

                                       14